NEXPOINT FUNDS I

Highland/iBoxx Senior Loan ETF

Supplement dated June 20, 2023 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) each dated October 31, 2022, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectuses, Prospectus and Statement of Additional Information.

IMPORTANT NOTICE

The following information supplements and supersedes any information to the contrary contained in the Summary Prospectus, Prospectus and/or Statement of Additional Information of Highland/iBoxx Senior Loan ETF, a series of NexPoint Funds I (the “Trust”), dated and supplemented as noted above.

On June 2, 2023, the Board of Trustees (the “Board”) of the Trust unanimously approved an Agreement and Plan of Reorganization (the “Plan”) for the reorganization of Highland/iBoxx Senior Loan ETF (the “Target Fund”) into BondBloxx USD High Yield Bond Sector Rotation ETF (the “Acquiring Fund”), a series of BondBloxx ETF Trust. Under the Plan, the Target Fund would be reorganized into the Acquiring Fund. Based on the information requested by the Board and provided to it by NexPoint Asset Management, L.P. (the “Adviser”), the Board, including a majority of the Trustees who are not “interested persons” of the Trust, unanimously concluded that participation by the Target Fund in the Reorganization is in the best interests of the Target Fund and its shareholders.

The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by the Fund or its shareholders as a direct result of the Reorganization. Additionally, Target Fund shareholders will not incur any sales load or similar transaction charges as part of the Reorganization.

The Target Fund may increase its cash exposure in preparation for the Reorganization. Subject to shareholder approval, prior to the completion of the Reorganization, the Target Fund will move substantially all of its portfolio to cash or cash equivalents. The Adviser believes there will be minimal tax impact to the Target Fund’s shareholders as a result of the Reorganization due to the Target Fund’s available capital loss carryforwards, which are anticipated to offset potential capital gain recognized arising from the repositioning to the extent such may result. Please contact the Adviser at 1-877-665-1287 if you have questions about the Reorganization or your account.

A special meeting of shareholders will be scheduled during which shareholders of the Target Fund will be asked to consider and vote on the Plan. If shareholders of the Target Fund approve the Reorganization, the Reorganization is expected to take effect shortly after the shareholder meeting.

Shareholders of record of the Target Fund will receive a prospectus/proxy statement that will include important information regarding the Reorganization. Those shareholders should read that prospectus/proxy statement carefully when it is available. The prospectus/proxy statement, and any other documents filed by the Fund with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or the Fund’s Web site at www.nexpointassetmgmt.com/snln-etf/. For more information regarding the Target Fund please call 1-877-665-1287 or visit the Fund’s Web site listed above.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

NFI-SNLN-SUPP-0623